                                  SCHEDULE 14C

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                (AMENDMENT NO. 1)
                                _________________


                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:


[X]    Preliminary Information Statement    [ ]   Confidential, for Use of
[ ]    Definitive Information Statement           the Commission Only (as
                                                  permitted by Rule 14c-5(d)(2))

                           RETURN ASSURED INCORPORATED
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction:  N/A

(5) Total fee paid:  N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A

(2) Form, Schedule or Registration Statement No.:  N/A

(3) Filing Party:  N/A

(4) Date Filed:  N/A

                           RETURN ASSURED INCORPORATED
                         5962 La Place Court, Suite 230
                               Carlsbad, CA 92008



                        INFORMATION STATEMENT AND NOTICE
                        OF ACTION TAKEN WITHOUT A MEETING



This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors of Return Assured Incorporated (the "Company") to the Company's stockholders to advise them of the following corporate actions (the "Corporate Actions") taken by the Board of Directors and the holders of a majority of the Company's voting stock ("Majority Stockholders") by written consent:




          -    Amendments to the Company's Certificate of Incorporation to:

               - increase the number of authorized shares of the Company's capital stock from 51,000,000 shares to 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $0.001 per share, and 5,000,000 shares shall be preferred stock, par value $0.001 per share;

               - reverse split the outstanding shares of the Company's Common Stock on a one-for-sixty basis, so that every sixty issued and outstanding shares of Common Stock before the split shall represent one share of Common Stock after the split with all fractional shares equal to or greater than .50 rounded up to the next whole share and those less than .50 eliminated and paid for in cash;

               -    change the name of the Company to "EliteJet Holdings, Inc.";
                    and

          - Acquisition of all of the issued and outstanding capital stock of EliteJet, Inc., a Nevada corporation.


The Corporate Actions for the increase in the number of authorized shares of the Company's capital stock and the reverse stock split were approved by our Board of Directors by written consent on March 15, 2002 and the Majority Stockholders by written consent on April 23, 2002. The Corporate Actions for the acquisition of EliteJet, Inc. and the change in name of the Company to "EliteJet Holdings, Inc." were approved by our Board of Directors and the Majority Stockholders by written consent on April 25, 2002. The Corporate Action for the amendment to the terms of the acquisition of EliteJet, Inc. was approved by our Board of Directors and the Majority Stockholders by written consent on April 27, 2002. In accordance with the regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Corporate Actions will not become effective until 20 days after we have mailed this Information Statement to our stockholders. Promptly following the expiration of this 20-day period, we intend to file the amendment to our Certificate of Incorporation with the Delaware Department of State. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. The increase in our authorized number of shares, the reverse stock split and the change of our name to EliteJet Holdings, Inc. will become effective at the time of such filing. The acquisition of EliteJet, Inc. will become effective promptly following the expiration of the 20-day period.



Approval of the Corporate Actions requires the affirmative vote of a majority of the outstanding shares of our voting capital stock. Our Common Stock is our only voting stock. Holders of our Common Stock are entitled to one vote for each share of Common Stock held. The total number of shares of our Common Stock outstanding on each of April 23, 2002, April 25, 2002 and April 27, 2002 was 35,834,012. The Majority Stockholders held 18,894,860 shares (approximately 52.8%) of our Common Stock on each of April 23, 2002, April 25, 2002 and April 27, 2002. Section 228 of the Delaware General Corporation Law ("Delaware GCL") permits stockholder action by written consent in lieu of a meeting of stockholders if holders of a sufficient number of voting shares consent to the actions in writing. Accordingly, all corporate actions necessary to authorize and approve the Corporate Actions have been taken.



Your consent is not required and is not being solicited in connection with the approval of the Corporate Actions. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from any of the Corporate Actions. This Information Statement is furnished solely for the purpose of informing you of these Corporate Actions before they take effect in the manner required under the Exchange Act.



Only stockholders of record of the Company's voting stock outstanding at the close of business on May 24, 2002 (the "Record Date") are entitled to receive this Information Statement and Notice of Action Taken Without a Meeting. This Information Statement is first being mailed to such stockholders on or about ____________, 2002.



Our principal executive office is located at 5962 La Place Court, Suite 230, Carlsbad, CA 92008.



PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


1. REVERSE STOCK SPLIT


On March 15, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to effect a one-for-sixty reverse stock split (the "Reverse Stock Split") of the Company's issued and outstanding Common Stock. The Majority Stockholders approved the Reverse Stock Split on April 23, 2002 by written consent. The approval by our Board of Directors and the Majority Stockholders is adequate under Delaware law to effect the Reverse Stock Split. The Reverse Stock Split will become effective (the "Reverse Stock Split Effective Date") upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the Reverse Stock Split will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the Reverse Stock Split.

On the Reverse Stock Split Effective Date, each sixty shares of our Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Date (the "Old Common Stock") will automatically and without any action on the part of the stockholders be converted into one share of our Common Stock (the "New Common Stock"). From and after the Reverse Stock Split Effective Date, all fractional shares resulting from the Reverse Stock Split equal to or greater than .50 shall be rounded up to the next whole share and those less than .50 shall be eliminated and paid for in cash. The Reverse Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

          EXCHANGE OF STOCK CERTIFICATES; PAYMENT FOR FRACTIONAL SHARES

Shortly after the Reverse Stock Split Effective Date, stockholders will be asked to surrender their certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of New Common Stock will be issued and forwarded to the stockholders; however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of New Common Stock equal to the number of shares of Old Common Stock adjusted for the Reverse Stock Split. Cash payments to be made in lieu of fractional shares will not be made until a stockholder's certificate representing shares of Old Common Stock are surrendered pursuant to the letter of transmittal. The price payable by the Company for shares of Old Common Stock which cannot be exchanged for a whole share of New Common Stock will be equal to the product of (a) the number of shares of Old Common Stock which cannot be exchanged for a whole share of New Common Stock and (b) the average of the closing price of one share of Old Common Stock as reported on the OTC Bulletin Board for the 10 business days immediately preceding the Reverse Split Effective Date for which transactions in the Existing Common are reported. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL.

                       SOURCE OF FUNDS; NUMBER OF HOLDERS

The funds required to purchase the fractional shares are available and will be paid from our current cash reserves. We cannot predict with certainty the number of fractional shares or the total amount that we will be required to pay for fractional share interests. As a result of the Reverse Stock Split, we do not anticipate that the funds necessary to effect the cancellation of fractional shares will be material or that the number of holders of record or beneficial owners of Old Common Stock or New Common Stock will change significantly.

                          PURPOSE OF THE REVERSE SPLIT

The Board believes that the Reverse Stock Split is desirable for several reasons. The Reverse Stock Split should enhance the acceptability of the Common Stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Stock Split is anticipated initially to increase proportionally the per share market price of the Common Stock. The Board also believes that the Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split Effective Date.

Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower-priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stock because the brokerage commission on a sale of lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should be aware that we cannot predict what effect the Reverse Stock Split will have on the market price of the Common Stock.

                        EFFECT OF THE REVERSE STOCK SPLIT


Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock. Separate action is being taken to increase the number of authorized shares of Common Stock from 50,000,000 shares to 105,000,000 shares (see the section below entitled "Increase in the Number of Authorized Shares of Capital Stock"). The Reverse Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Stockholders should note that certain disadvantages may result from the adoption of the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of the Reverse Stock Split, but the number of authorized shares of Common Stock will not be decreased. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain stockholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.



The par value of the Common Stock will remain at $.001 per share following the Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not materially affect the Company's total stockholders' equity. All share and per share information would be retroactively adjusted following the Reverse Stock Split Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.



The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not effect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split Effective Date, trades of the New Common Stock will be reported on the Nasdaq electronic "Bulletin Board" under the Company's current symbol RTRN, which will be changed in connection with our name change (see item below entitled "Corporate Name Change").


           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT


We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. We believe that because the Reverse Stock Split is not part of a plan to increase any stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the federal income tax effects set forth below.



Except as described below with respect to cash received in lieu of fractional share interests, the receipt of New Common Stock in the Reverse Stock Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of New Common Stock received as a result of the Reverse Stock Split (when added to the basis for any fractional share interest to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the Old Common Stock exchanged for New Common Stock. The per share tax basis of the New Common Stock is based on the tax basis of the Old Common Stock for which the New Common Stock is exchanged. For the purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of New Common Stock subsequent to the Reverse Stock Split, a stockholder's holding period for the shares of Old Common Stock will be included in the holding period for the New Common Stock received as a result of the Reverse Stock Split.

A stockholder who receives cash in lieu of fractional shares of New Common Stock will be treated as first receiving such fractional shares and then receiving cash as payment in exchange for such fractional shares of New Common Stock and, except for dealers, will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional shares.

The Reverse Stock Split will constitute a reorganization within the meaning of
Section 368(a)(1)(E) of the Internal Revenue Code or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.


THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.


2. INCREASE IN NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

On March 15, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of capital stock from 51,000,000 shares to 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, par value $.001 per share, and 5,000,000 shares shall be Preferred Stock, par value $.001 per share (the "Stock Increase"). The Majority Stockholders approved the Stock Increase on April 23, 2002 by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect the Stock Increase. The Stock Increase will become effective upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the Stock Increase will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the Stock Increase.



The Board believes that the Stock Increase is desirable in order to provide the Company with a greater degree of flexibility to issue shares of Common Stock, without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

Authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.


The Stock Increase will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.



The Stock Increase with respect to the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.



3. ACQUISITION OF ELITEJET, INC.



On April 25, 2002 our Board of Directors and Majority Stockholders approved the acquisition of all of the issued and outstanding capital stock of EliteJet, Inc., a Nevada corporation ("EliteJet"), by written consent (the "EliteJet Acquisition"). On April 27, 2002, our Board of Directors and Majority Stockholders approved an amendment to the terms of the EliteJet Acquisition (the "Amended EliteJet Acquisition") by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect both the EliteJet Acquisition and the Amended EliteJet Acquisition. The Corporate Actions approving the EliteJet Acquisition and the Amended EliteJet Acquisition will not become effective until 20 days after we have mailed this Information Statement to our stockholders. A copy of the amended agreement is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from either the EliteJet Acquisition or the Amended EliteJet Acquisition.



In connection with the EliteJet Acquisition, we have agreed to acquire all of the issued and outstanding capital stock of EliteJet in exchange for the issuance of 7,000,000 shares of Common Stock to the sole stockholder of EliteJet. The transaction and the contemplated issuance of Common Stock to the EliteJet stockholder will be effectuated pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933.

In connection with the Amended EliteJet Acquisition, the acquisition agreement pursuant to which we agreed to acquire EliteJet was amended to clarify that the shares of Common Stock to be issued to the EliteJet stockholder represent shares of Common Stock after taking into account the contemplated change in the Company's capitalization pursuant to the 1 for 60 reverse stock split of the Common Stock approved by the Board of Directors of the Company on March 15, 2002 and the Majority Stockholders by written consent on April 23, 2002 and described in the Section of this Information Statement entitled "Reverse Stock Split."



EliteJet was incorporated on November 16, 1999. EliteJet is in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses through its fractional share aircraft ownership program.



EliteJet's fractional ownership program permits customers to acquire a specific percentage of a limited liability company which entitles them to utilize EliteJet aircraft for a specified number of flight hours per annum. In addition, EliteJet provides management, ground support and flight operation services to customers after the sale. EliteJet's revenues derive from both the sale of fractional interests as well as management and usage fees charged to clients in connection with flight operations.



4.  CORPORATE NAME CHANGE



On April 25, 2002, our Board of Directors approved an amendment to our Certificate of Incorporation to change our name to EliteJet Holdings, Inc. The Majority Stockholders approved the name change on April 23, 2002 by written consent. The approval by our Board of Directors and by the Majority Stockholders is adequate under Delaware law to effect the name change. The name change will become effective upon the filing of the amendment to our Certificate of Incorporation with the Delaware Department of State. The Corporate Action approving the amendment to our Certificate of Incorporation for the name change will not become effective until 20 days after we have mailed this Information Statement to our stockholders. We intend to file the amendment promptly following the expiration of this 20-day period. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement. Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or Bylaws to dissent from the name change.



We believe that it is in the best interest of the Company and our stockholders to continue our operations under a new name. We recently acquired EliteJet, Inc., a Nevada corporation engaged in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses. At this time, our operations consist solely of the operations of EliteJet, Inc. Our board believes that the Company would benefit from a name that reflects our current business. See the section above entitled "ACQUISITION OF ELITEJET, INC." for further details on this acquisition.



Upon the filing of the Certificate of Amendment, Common Stock certificates that previously represented stock of the Company in the name of Return Assured Incorporated shall be deemed to represent shares of EliteJet Holdings, Inc. without any further action by the Common Stockholders of the Company or any other party. Notwithstanding the foregoing, it is requested that stockholders exchange their existing certificates for certificates bearing the name EliteJet Holdings, Inc. In connection with the name change, we will obtain a new trading symbol and CUSIP number.



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT



The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 24, 2002. The information in this table provides the ownership information for:




         - each person known by us to be the beneficial owner of more that 5% of our Common Stock,



         -        each of our directors,



         -        each of our executive officers, and



         -        our executive officers and directors as a group.



Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.



                                                                                      Amount of
                                                                                      Beneficial       Percentage
Name and Address of Beneficial Owner                         Position                 Ownership           Owned
------------------------------------                         --------                 ---------           -----
Matthew Sebal                                    Director, Chairman of the Board      14,300,000           39.90%
c/o Return Assured Incorporated                  and President
5962 La Place Court, Suite 230
Carlsbad, CA 92008

Todd Cusolle                                     Director                                900,000             .97%
c/o Return Assured Incorporated
5962 La Place Court, Suite 230
Carlsbad, CA 92008

All officers and directors as a group                                                 15,200,000           40.87%



We have contacted stock brokerage firms holding shares of our Common Stock in "street name" to determine whether there are additional substantial holders of our Common Stock.

PROPOSALS FOR 2002 ANNUAL MEETING



Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal offices no later than July 10, 2002 for inclusion in the 2002 Proxy Statement and form of proxy. All proposals should be sent to Matthew Sebal, President, Return Assured Incorporated, 5962 La Place Court, Suite 230, Carlsbad, CA 92008.



MATERIAL INCORPORATED BY REFERENCE



The following documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated in this Information Statement by reference:



(1) The audited balance sheets of the Company as of August 31, 2001 and August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the years ended August 31, 2001 and August 31, 2000 are incorporated herein by reference to the Company's Annual Reports on Form 10-KSB/A, as amended, for the fiscal years ended August 31, 2001 and August 31, 2000 (the "Annual Reports").



(2) The Company's unaudited balance sheet as of November 30, 2001 and the related statements of operations and cash flows for the three month period ended November 30, 2001 are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for that period.



(3) The Company's unaudited balance sheet as of February 28, 2002 and the related statements of operations for the three and six-month periods ended February 28, 2002 and cash flows for the six month period ended February 28, 2002 are incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for that period.



(4)  Current Report on Form 8-K dated April 26, 2002.


Information required pursuant to Item 13(a) of Schedule 14A and specified in
Item 303 of Regulation S-B is hereby incorporated by reference to the Annual Reports and the Quarterly Report listed above. Information required pursuant to
Item 13(a) of Schedule 14A and specified in Item 304 of Regulation S-B is hereby incorporated by reference to the Current Report listed above.


ADDITIONAL INFORMATION



The Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001, Quarterly Reports on Form 10-QSB for the quarters ended November 30, 2001 and February 28, 2002 and Current Report on Form 8-K dated April 26, 2002 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Matthew Sebal, President, Return Assured Incorporated, 5962 La Place Court, Suite 230, Carlsbad, CA 92008, telephone (760) 438-7245.



                                         By Order of the Board of Directors


                                         /s/Matthew J. Sebal
                                         President, Chairman & Director

Los Angeles, California

June 10, 2002

                                  EXHIBIT LIST


EXHIBIT A         Certificate of Amendment of the Certificate of Incorporation

EXHIBIT B         Amendment Agreement dated as of April 27, 2002 by and between
                  Return Assured Incorporated, EliteJet Inc. and Scott Walker

EXHIBIT C         Awareness Letter of Goldstein Golub Kessler LLP

EXHIBIT D         Awareness Letter of Goldstein Golub Kessler LLP

EXHIBIT E         Consent of Goldstein Golub Kessler LLP

EXHIBIT F         Consent of Goldstein Golub Kessler LLP

EXHIBIT G         Consent of Pannell Kerr Forster

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                           RETURN ASSURED INCORPORATED

                                Under Section 242
                                     of the
                        Delaware General Corporation Law


         The undersigned, President and Chairman of Return Assured Incorporated, a corporation existing under the laws of the state of Delaware, does hereby certify as follows:


         First: That the name of the corporation (the "Corporation") is Return Assured Incorporated.

         Second: That the certificate of incorporation of the Corporation was filed with the Delaware Secretary of State on June 18, 1996.


         Third: That the board of directors of the Corporation adopted resolutions setting forth proposed amendments to the certificate of incorporation of the Corporation, declaring said amendments to the certificate of incorporation to be advisable and requesting the consent of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:



         RESOLVED, that it is deemed advisable and in the best interests of the Corporation that the Certificate of Incorporation of the Corporation be amended as follows:

         1. Article FIRST, which sets forth the name of the Corporation, is amended to read as follows:



                  "FIRST: The name of the corporation (hereinafter called the "Corporation") is EliteJet Holdings, Inc."



         2. The first paragraph of Article FOURTH, which sets forth the total number of shares of stock which the Corporation shall have authority to issue, is amended to read as follows:



                  "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 105,000,000 shares of which 100,000,000 shares shall be Common Stock, par value $.001 per share, and 5,000,000 shares shall be Preferred Stock, par value $.001 per share."



         3. By adding the following subsection to Article IV:



                  "All issued and outstanding shares of Common Stock, par value $.001 per share ("Old Common Stock"), outstanding as of the close of business on the date this Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Date") shall automatically without any action on the part of the holder of the Old Common Stock be converted into one sixtieth (1/60) of the number of shares of Common Stock, par value $.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 35,834,012 shares of issued and outstanding shares of Old Common Stock and 14,165,988 shares of authorized but unissued shares of Old Common

         Stock. On the Effective Date, there will be approximately 597,234 issued and outstanding shares of New Common Stock and 99,402,766 shares of authorized but unissued shares of New Common Stock. The 35,834,012 shares of Old Common Stock are hereby changed into approximately 597,234 shares of New Common Stock at the rate of one share of New Common Stock for every sixty shares of Old Common Stock with all fractional shares equal to or greater than .50 rounded up to the next whole share and those less than .50 eliminated and paid for in cash.


         Fourth: That thereafter, pursuant to resolutions of the board of directors, the amendments were authorized by resolutions adopted by the affirmative vote of the stockholders holding not less than the necessary number of shares required by written consent to so authorize, all in accordance with
Section 228 of the General Corporation Law of the State of Delaware.



         Fifth: That said amendments to the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.



         Sixth: That the capital of the corporation shall not be reduced under or by reason of said amendments.



         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of June, 2002.




                                   --------------------------------------------
                                   Matthew J. Sebal, President and Chairman

                                                                       EXHIBIT B




                               AMENDMENT AGREEMENT



         THIS AMENDMENT AGREEMENT (the "Amendment") is made and entered into as of this 27th day of April, 2002, by and among Return Assured Incorporated, a Delaware corporation with its principal place of business at 1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067 (the "Company"), EliteJet, Inc., a Nevada corporation with its principal place of business at 5962 La Place Court, Suite 230, Carlsbad, California 92008 ("Elite"), and Scott Walker, an individual and the sole shareholder of Elite (the "Shareholder" and together with the Company and Elite, the "Parties").



         WHEREAS, the Parties entered into an Acquisition Agreement dated April 26, 2002 (the "Agreement") pursuant to which Elite and the Shareholder agreed to transfer and deliver to the Company all of the issued and outstanding capital stock of Elite in exchange for an aggregate of 7,000,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"); and



         WHEREAS, the Parties desire to make certain amendments to the Agreement.



         NOW, THEREFORE, in consideration of the premises, and of the promises, covenants and conditions contained herein, the Parties intending to be legally bound hereby agree as follows:



         1. Number of Shares of Common Stock to be Issued. Each of (i) the Fourth Whereas clause, (ii) Article 1 and (iii) Article 2(b) of the Agreement is hereby amended to replace the words "seven million (7,000,000)" contained therein in their entirety with the words "four hundred twenty million (420,000,000)", it being the absolute and unequivocal intention of each of the Parties that the number of shares of Common Stock to be issued to the Shareholder in connection with the transactions contemplated by the Agreement be an amount equal to four hundred twenty million (420,000,000) before giving effect to any change in capitalization of the Company or seven million (7,000,000) after taking into account the contemplated change in the Company's capitalization pursuant to a pending 1 for 60 reverse split of the Common Stock, but not both. For purposes of clarity, the following table sets forth the proper issuance of Common Stock to the Shareholder pursuant to the Agreement either pre- or post-reverse split:



CAPITALIZATION                     NO. OF SHARES OF COMMON STOCK
Pre-Split                                            420,000,000

                         or

Post-1 for 60 Reverse Split                            7,000,000

         2. Condition Subsequent to Closing. Article 6 is hereby amended to add a second paragraph as follows:



                           "Furthermore, the obligations of each party to this Agreement are expressly subject to a condition subsequent to the Closing that both a (i) one-for-sixty (1-60) reverse split of the Common Stock and (ii) change in the Company's authorized Common Stock to an amount no less than 100,000,000 shares of Common Stock shall have been approved by the shareholders of the Company and shall have taken effect."



         3. Terms of Agreement. Any term or condition contained in the Agreement and not otherwise amended pursuant to this Amendment shall remain in full force and effect in each and every respect.



         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts or choice of laws thereof.



         5. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.




                                          RETURN ASSURED INCORPORATED




                                          By:
                                             ----------------------------------
                                                Name:
                                                Title:




                                          ELITEJET, INC.




                                          By:
                                             ----------------------------------
                                                Name:
                                                Title:




                                          Shareholder




                                          -----------------------------------
                                          Scott Walker

                                                                      Exhibit C




                          ACCOUNTANT'S AWARENESS LETTER




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549




We are aware that our report dated April 4, 2002 on our review of the interim financial statements of Return Assured Incorporated and Subsidiaries as of February 28, 2002 and for the three-month and six-month periods ended February 28, 2002 included in the Form 10-QSB for the quarter ended February 28, 2002 is being incorporated by reference in the Company's Preliminary Information Statement on Schedule 14C. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered as part of the Registration Statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.






GOLDSTEIN GOLUB KESSLER LLP
New York, New York
June 7, 2002

                                                                       EXHIBIT D

                          ACCOUNTANT'S AWARENESS LETTER

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

We are aware that our report dated January 14, 2002, on our review of the interim financial statements of Return Assured Incorporated and Subsidiaries as of November 30, 2001 and for the three month period ended November 30, 2001 included in the Form 10-QSB for the quarter ended November 30, 2001 is being incorporated by reference in the Company's Preliminary Information Statement on
Schedule 14C. Pursuant to Rule 436(c) under the Securities Act of 1933, this report should not be considered as part of the Information Statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.



GOLDSTEIN GOLUB KESSLER LLP
New York, New York
June 7, 2002

                                                                       EXHIBIT E

                         CONSENT OF INDEPENDENT AUDITORS
                          INDEPENDENT AUDITOR'S CONSENT

To the Board of Directors
Return Assured Incorporated

We hereby consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of our report dated November 30, 2001 on the consolidated financial statements of Return Assured Incorporated and Subsidiaries appearing in the Annual Report on Form 10- KSB of Return Assured Incorporated, for the year ended August 31, 2001.



GOLDSTEIN GOLUB KESSLER LLP
New York, New York
June 7, 2002

                                                                       EXHIBIT F

                         CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
Return Assured Incorporated

We hereby consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of Return Assured Incorporated, formerly known as Hertz Technology Group, Inc., of our report dated October 26, 2000 on the consolidated financial statements of Hertz Technology Group, Inc and Subsidiaries appearing in the Annual Report on Form 10-KSB, as amended, of Return Assured Incorporated for the year ended August 31, 2000.



GOLDSTEIN GOLUB KESSLER LLP
New York, New York
June 7, 2002

                                                                       EXHIBIT G

                         CONSENT OF INDEPENDENT AUDITORS


June 5, 2002


Board of Directors
Return Assured Incorporated
2240-885 West Georgia Street
Vancouver, BC V6C 3E8

Dear Sirs:

We consent to the incorporation by reference in this Preliminary Information Statement on Schedule 14C of Return Assured Incorporated, formerly known as Hertz Technology, Inc., of our report dated September 27, 2000 and October 17, 2000 relating to the audited financial statements for the period ending August 31, 2000 of Return Assured Incorporated (formerly A Sure eCommerce, Inc.) appearing in the Annual Report on Form 10-KSB, as amended, of Return Assured Incorporated, formerly known as Hertz Technology Group, Inc., for the year ended August 31, 2000.


Pannell Kerr Forster
CHARTERED ACCOUNTANTS
VANCOUVER, CANADA